Supplemented dated November 4, 2011
To Prospectuses listed below
For variable life insurance policies issued by
Western Reserve Life Assurance Co. of Ohio
And
Transamerica Financial Life Insurance Company

This supplement updates and amends certain information contained in the prospectuses listed below.  Please read it carefully and keep it with your prospectus for reference:

WRL Freedom Elite Builder®, WRL Freedom Elite Builder II®, WRL Freedom Elite®, WRL Financial Freedom Builder®, WRL XceleratorSM (Xcelerator Focus & Xcelerator Exec), WRL Freedom Equity Protector®, WRL The Equity Protector®, WRL Freedom Asset AdvisorSM, WRL Freedom Elite AdvisorSM, WRL Freedom Wealth ProtectorSM, WRL ForLifeSM, WRL EvolutionSM, WRL BenefactorSM, WRL Freedom SP+®, TFLIC Freedom Elite Builder®, TFLIC Freedom Elite Builder II®, TFLIC Financial Freedom Builder®, and/or TFLIC Freedom Wealth ProtectorSM

NOTICE OF UPCOMING VARIABLE INVESTMENT OPTION (“FUND”) MERGERS

The Board of Trustees of Transamerica Series Trust has approved a proposal to merge certain funds.  Effective after close of business on or about December 30, 2011 (“Merger Effective Date”), the following Disappearing Funds will merge into and become part of the following Surviving Funds:

Disappearing Funds	Surviving Funds
Transamerica Morgan Stanley Growth Opportunities VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica WMC Diversified Equity VP	Transamerica WMC Diversified Growth VP

IMPORTANT INFORMATION REGARDING THE
UPCOMING FUND MERGERS
•
Prior to the Merger Effective Date, you may transfer amounts allocated to a Disappearing Fund to any other available investment portfolio offered under your Policy.  You can make a new election by submitting a new election form or by calling us at the toll-free number for your Policy listed below, provided that the telephone access privilege is in effect on your Policy.

•
On the Merger Effective Date, if we have not received instructions from you by December 29, 2011 to transfer your policy value in a Disappearing Fund to another investment option under your Policy, your policy value will automatically be transferred to the respective Surviving Fund listed above.

•
If you previously elected to have transfers made to one of the Disappearing Funds under a Dollar Cost Averaging (DCA) Option election or under an Asset Rebalancing Option election, unless you submit a new DCA election or Asset Rebalancing election by December 29, 2011, then any transfers after that date will automatically go into the respective Surviving Fund.  New election requests for those options may be submitted by telephone if you have telephone privileges or by submitting a new request form.  New elections will become effective with the next scheduled transfer on or after the date we receive your new election in good order.  Any request forms received by us after December 29, 2011 that specify transfers into one of the Disappearing Funds will not be considered in good order and will not be processed.  We will contact you and will require a new request form before the transfer is processed.

•
If your Monthly Deduction Allocation election in effect prior to December 30, 2011 includes one of the Disappearing Funds, you should submit a new election that does not include those funds.  If we receive your new election prior to December 30, 2011, monthly deductions taken on or after the date of receipt of your new election will be deducted in accordance with new election.  If your Monthly Deduction Allocation election on December 30, 2011 includes one of the Disappearing Funds and we have not received a new election form from you before that date, then beginning with monthly deductions taken on that date, the portion that you had previously requested will be taken from the respective Surviving Fund.  Of course, you may submit a new election form at any time for future monthly deduction allocations.

•
If your loan or withdrawal request is received in good order and includes specific allocation of amounts to one of the Disappearing Funds, then we will honor the request (subject to all policy provisions) as long as it is received prior to December 30, 2011.  After that date, any loan or withdrawal request received that directs that the amount of the loan or withdrawal be deducted, in whole or in part, from one of the Disappearing Funds will be treated as not in good order.  We will contact you and will require a new request before we process the loan or withdrawal.

•
Loan repayments are processed in accordance with the current premium allocation election in effect for your Policy on the date of the loan repayment.  Please see the information above regarding premium allocation elections.

* * * * *
Thank you for choosing Western Reserve and Transamerica Financial Life.  We appreciate your business.  If you have any questions about this notice, or to request copies of prospectuses for any of the investment options available under your Policy, please contact us, toll-free at 1-800-851-9777 (Western Reserve) or 1-800-322-7353(Transamerica Financial Life), between the hours of 8:30 a.m. and 7:00 p.m. Eastern Time.